Exhibit 10.21

LIMITED WAIVER

This LIMITED WAIVER (this “Limited Waiver”) is being entered into as of October 15, 2009, among BANCTEC, INC., a Delaware corporation (“Borrower”), the other Persons party thereto that are designated as a “Credit Party”, the Lenders party thereto from time to time and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (in such capacity, “Agent”).

RECITALS

A.            The Borrower, the other Credit Parties, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 7, 2008 (as the same has been or may be amended, supplemented, restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings set forth therein).

B.            The Borrower has informed the Agent and the Lenders that the Borrower, in contravention of the terms of Sections 4.1(a), 4.1(b), 4.2(a) and 4.2(b) of the Credit Agreement, have failed to timely deliver certain financial statements and other information required to be delivered thereunder for certain fiscal periods ending on or prior to August 31, 2009 (collectively, the “Financial Information”), and in connection therewith the Borrower has requested that the Lenders waive certain Defaults and Events of Default solely caused thereby (collectively, the “Reporting Defaults”).

C.            The Lenders are willing to agree to provide such requested waiver, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon the representations and warranties, set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Agent and the Lenders hereby agree as follows:

Section 1.  Limited Waiver.

(a)           Limited Waiver.  The Borrower and each other Credit Party hereby acknowledges the occurrence and continuance of the Reporting Defaults, which Reporting Defaults are hereby waived by the Agent and the Lenders effective as of the date hereof.  Except as explicitly set forth in this Section 1(a), nothing herein is intended to affect the continuing obligations of the Borrower and the other Credit Parties to comply with, or the continuing rights of the Lenders and Agent with respect to, any provision of the Credit Agreement or any other Loan Document.

(b)           No Additional Waiver.  Except as expressly set forth in Section 1(a) of this Limited Waiver, nothing contained in this Limited Waiver shall be construed as a consent or waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement or the other Loan Documents, or of any other contract or instrument among the Borrower and/or the other Credit Parties and the Agent or any Lender, and the failure of the Agent or the Lenders at any time or times hereafter to require strict performance by the Borrower and the other Credit Parties of any provision thereof shall not waive, affect or diminish any rights of the Agent or the

Lenders to thereafter demand strict compliance therewith.  Nothing set forth herein shall constitute a course of dealing among the parties, and neither the Agent nor the Lenders shall have any obligation to further amend, waive or modify any terms and provisions of the Credit Agreement or any of the other Loan Documents.

Section 2.  Conditions Precedent.  The parties hereto agree that this Limited Waiver shall not be effective until the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Agent in its sole discretion:

(a)           Execution and Delivery of this Limited Waiver.  The Agent shall have received a counterpart of this Limited Waiver executed and delivered by the Borrower, the other Credit Parties and the Lenders.

(b)           Limited Waiver Fee.  The Borrower shall have indefeasibly paid to Agent, for the benefit of Lenders, a $20,000 limited waiver fee in cash (which fee shall be fully earned and non-refundable once paid).

(c)           Representations and Warranties.  Each of the representations and warranties made in this Limited Waiver shall be true and correct on and as of the effective date hereof, as if made on and as of such date, after giving effect to the limited waiver set forth herein.

Section 3.  Representations and Warranties.

To induce the Agent and Lenders to enter into this Limited Waiver, the Borrower and each Credit Party represents and warrants, after giving effect to the limited waiver set forth herein, to the Agent and the Lenders as follows:

(a)           No Defaults.  No Default or Event of Default exists under the Credit Agreement or any other Transaction Document.

(b)           Binding Effect.  The Credit Agreement and the other Loan Documents to which the Borrower or such Credit Party is party constitute the legal, valid and binding obligations of the Borrower and such Credit Party, enforceable against the Borrower and such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

(c)           Representations and Warranties.  (i) The execution, delivery and performance of this Limited Waiver have been authorized by all requisite corporate action on the part of the Borrower and such Credit Party and will not violate the certificate of incorporation or other analogous formation document of the Borrower and such Credit Party or the bylaws or other analogous charter or organizational documents of the Borrower and such Credit Party, (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations or warranties are limited by their terms to a specific date) and (iii) other than the Reporting Defaults, the Borrower and such Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement and each other Loan Document.

Section 4.  Miscellaneous.

(a)           Confirmation of Loan Documents and Liens.  The terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Limited Waiver shall not, except as expressly set forth in Section 1 of this Limited Waiver, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof.  Without limiting the generality of the foregoing, nothing contained herein shall be deemed (i) except as expressly set forth herein, to constitute a waiver of compliance or consent to noncompliance by the Borrower or any Credit Party with respect to any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document or (ii) to prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.  As a material inducement to the Lenders to grant the limited waiver set forth herein, the Borrower and each Credit Party hereby (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Documents, including, without limitation, the Credit Agreement, and the Liens granted under the Loan Documents, (ii) agrees that the execution, delivery and performance of this Limited Waiver shall not in any way release, diminish, impair, reduce or otherwise adversely affect any Loan Documents or Liens granted thereunder, (iii) acknowledges and agrees that the Liens granted under the Loan Documents secure, and after the effectiveness of this Limited Waiver will continue to secure, the payment of the Obligations and the performance and observance by the Borrower and the other Credit Parties of the other covenants, agreements and conditions to be performed and observed by them under the Loan Documents, and (iv) acknowledges that the Obligations are due and owing to the Lenders as provided in the Loan Documents.

(b)           Fees and Expenses.  As provided in the Credit Agreement, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent (including attorneys’ fees and expenses, the allocated costs of Agent’s internal legal staff and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation and execution of this Limited Waiver.

(c)           Headings.  Section and subsection headings in this Limited Waiver are included herein for convenience of reference only and shall not constitute a part of this Limited Waiver for any other purpose or be given any substantive effect.

(d)           APPLICABLE LAW.  THIS LIMITED WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

(e)           Counterparts.  This Limited Waiver may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Limited Waiver.  Delivery of this Limited Waiver may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

(f)            FINAL AGREEMENT.  THIS LIMITED WAIVER AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.

AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent

By:
Name:
Title:

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC,
as a Lender

By:
Name:
Title:

Signature Page to Limited Waiver

BORROWER:

BANCTEC, INC.

By:
Name:
Title:

CREDIT PARTIES:

BTC VENTURES, INC.

By:
Name:
Title:

BTI TECHNOLOGIES, L.P.

By:	BancTec, Inc., its General Partner

By:
Name:
Title:

BTC INTERNATIONAL HOLDINGS, INC.

By:
Name:
Title:

BANCTEC (PUERTO RICO), INC.

By:
Name:
Title:

RECOGNITION MEXICO HOLDING, INC.

By:
Name:
Title:

DOCUDATA SOLUTIONS, L.C.

By:
Name:
Title:

Signature Page to Limited Waiver